EXHIBIT 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 333-30829 and 33-86352-NY.


                                                         ARTHUR ANDERSEN LLP

                                                         /s/ ARTHUR ANDERSEN LLP

Melville, New York
December 29, 1997